UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2009

NAVISTAR FINANCIAL SECURITIES CORPORATION

(EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)

NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST

(EXACT NAME OF CO-REGISTRANT)

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

(EXACT NAME OF CO-REGISTRANT AND ISSUER WITH RESPECT TO THE NOTES)

Delaware	333-104639	36-3731520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

2850 W. Golf Road

Rolling Meadows, Illinois 60008

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2009, the Navistar Financial Dealer Note Master Owner Trust (the “Master Owner Trust”) issued a series of notes designated the Floating Rate Dealer Note Asset Backed Notes, Series 2009-1 (the “Series 2009-1 Notes”). The Series 2009-1 Notes include three classes of Notes: the Class A Notes, the Class B Notes and the Class C Notes. The principal characteristics of the Series 2009-1 Notes are as follows:

Number of classes within Series 2009-1 Notes: Three

Initial Class A Notes Outstanding Principal Amount: $300,700,000

Initial Class B Notes Outstanding Principal Amount: $23,100,000

Initial Class C Notes Outstanding Principal Amount: $26,200,000

Initial Total Series 2009-1 Notes Outstanding Principal Amount: $350,000,000

Class A Note Rate: LIBOR + 1.45%

Class B Note Rate: LIBOR + 4.25%

Class C Note Rate: LIBOR + 6.00%

Closing Date: November 10, 2009

Expected Principal Payment Date: October 25, 2012

Legal Final Maturity Date: October 26, 2015

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Payment Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes and Class C Notes and Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Primary source of credit enhancement for Class B Certificates: Subordination of Class C Notes and Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Primary source of credit enhancement for Class C Certificates: Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Series 2009-1 Overcollateralization Percentage: 16.50% of initial Series 2009-1 Collateral Amount

Servicing Fee Percentage: 1.0%

The terms of the Series 2009-1 Notes and the definitions of capitalized terms may be found in the Indenture Supplement dated as of November 10, 2009, which is attached as an exhibit to this report.

On November 10, 2009, Navistar Financial Securities Corporation, a Delaware corporation (“NFSC”), Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee (the “Master Trust Trustee”), entered into Amendment No. 8 to the Pooling and Servicing Agreement.

On November 10, 2009, NFSC, Navistar Financial and the Master Trust Trustee entered into Amendment No. 1 to the Series 2004-1 Supplement to Pooling and Servicing Agreement.

On November 10, 2009, NFSC and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Master Owner Trust Trustee, entered into Amendment No. 1 to the Master Owner Trust Agreement.

On November 10, 2009, Navistar Financial, NFSC and the Master Trust Trustee entered into Amendment No. 5 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement.

On November 10, 2009, Navistar Financial, NFSC, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser, entered into Amendment to Amended and Restated Certificate Purchase Agreement.

On November 10, 2009, Navistar Financial, NFSC, the Master Trust Trustee and Wells Fargo Bank, National Association, as Backup Servicer, entered into the Backup Servicing Agreement.

On November 10, 2009, Navistar Financial and NFSC entered into Amendment No. 1 to the Amended and Restated Master Revolving Credit Agreement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Series 2009-1 Indenture Supplement to the Indenture, dated November 10, 2009, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.

Exhibit 10.2	Note Purchase Agreement, dated October 30, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and Banc of America Securities LLC, as representative of the Initial Purchasers.

Exhibit 10.3	Amendment No. 8 to the Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.4	Amendment No. 1 to Series 2004-1 Supplement to Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.5	Amendment No. 1 to the Master Owner Trust Agreement, dated November 10, 2009, between Navistar Financial Securities Corporation and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Master Owner Trust Trustee.

Exhibit 10.6	Amendment No. 5 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.7	Amendment to Amended and Restated Certificate Purchase Agreement, dated November 10, 2009, among Navistar Financial Corporation, Navistar Financial Securities Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.

Exhibit 10.8	Backup Servicing Agreement, dated November 10, 2009, among Navistar Financial Corporation, Navistar Financial Securities Corporation, The Bank of New York Mellon, as Master Trust Trustee, and Wells Fargo Bank, National Association, as Backup Servicer.

Exhibit 10.9	Amendment No. 1 to the Amended and Restated Master Revolving Credit Agreement, dated November 10, 2009, between Navistar Financial Corporation and Navistar Financial Securities Corporation.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as Co-Registrant, and as Seller on behalf of each of Navistar Financial Dealer Note Master Owner Trust and Navistar Financial Dealer Note Master Trust, each as Co-Registrant

/S/ WILLIAM V. MCMENAMIN
By:	William V. McMenamin
Its:	Vice President, Chief Financial Officer and Treasurer

Date: November 17, 2009

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Series 2009-1 Indenture Supplement to the Indenture, dated November 10, 2009, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.

Exhibit 10.2	Note Purchase Agreement, dated October 30, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and Banc of America Securities LLC, as representative of the Initial Purchasers.

Exhibit 10.3	Amendment No. 8 to the Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.4	Amendment No. 1 to Series 2004-1 Supplement to Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.5	Amendment No. 1 to the Master Owner Trust Agreement, dated November 10, 2009, between Navistar Financial Securities Corporation and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Master Owner Trust Trustee.

Exhibit 10.6	Amendment No. 5 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.7	Amendment to Amended and Restated Certificate Purchase Agreement, dated November 10, 2009, among Navistar Financial Corporation, Navistar Financial Securities Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.

Exhibit 10.8	Backup Servicing Agreement, dated November 10, 2009, among Navistar Financial Corporation, Navistar Financial Securities Corporation, The Bank of New York Mellon, as Master Trust Trustee, and Wells Fargo Bank, National Association, as Backup Servicer.

Exhibit 10.9	Amendment No. 1 to the Amended and Restated Master Revolving Credit Agreement, dated November 10, 2009, between Navistar Financial Corporation and Navistar Financial Securities Corporation.